SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)  July 17, 2009

THE BEARD COMPANY

(Exact name of registrant as specified in its charter)

Oklahoma	1-12396	73-0970298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harvey Parkway

301 N. W. 63rd Street, Suite 400

Oklahoma City, Oklahoma                73116

(Address of principal executive offices)   (Zip Code)

(405) 842-2333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 3 Pages

Information to be Included in the Report:

On July 17, 2009, the Company filed a Form 8-K which reported on, among other Items, the following Items:

Item 1.01  Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As of June 1, 2009 (the “Effective Date”), starpay.com, l.l.c. (“starpay”), VIMACHINE, Inc.(“VIMACHINE”), The Beard Company (the “Company”), Marc Messner, Kirit Talati (“Talati”) and MEDICALMAP—EMR, LLC (“MEDICALMAP”) entered into an agreement (the “Agreement”) with Visa International Service Association and Visa U.S.A. Inc. (collectively, “Visa”) to settle the lawsuit filed against Visa by starpay and VIMACHINE in the United States District Court for the Northern District of Texas on May 8, 2003, Case No. CIV:3-03CV0976-L.

Under the terms of the Agreement, certain patents and patent rights owned by starpay and/or VIMACHINE were granted to Visa and related parties. On June 8, 2009, the Settlement funds were wired by Visa to the other parties to the Agreement. The Agreement will become effective when the Stipulated Order of Dismissal has been executed by the parties and is filed with the Court. This filing was originally expected to occur no later than July 1, 2009, but has still not occurred. Plaintiffs’ counsel has now advised that motions concerning the filing of the Order of Dismissal are still being filed, and that the deadline for filing has been extended to July 31. The Company feels that further delays in filing this Form 8-K would not be appropriate. The Beard Company’s share of the Settlement amounted to $825,388.

A press release concerning the transaction was delayed pending advices from the Company’s counsel that Visa has granted permission to disclose the Company’s share of the Settlement.

As a result of the transaction, the Company expects to record a gain in the amount of $825,388 in the quarter ending June 30, 2009 as all of the patent rights owned by starpay (and the Company’s 71% share thereof) in connection with the patent rights conveyed to Visa have been fully depreciated.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed with this Form 8-K and are identified by the numbers indicated:

Exhibit No.	Description

10.1	Settlement and License Agreement dated as of June 1, 2009
99.1	Press Release dated June 25, 2009 re Receipt of Cash Settlement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BEARD COMPANY

/s/ Herb Mee, Jr.
Herb Mee, Jr., President

July 17, 2009

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EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

10.1	Settlement and License Agreement dated as of June 1, 2009	Filed herewith electronically

99.1	Press Release dated June 25, 2009 re Receipt of Cash Settlement	Filed herewith electronically

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